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                            SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                         FORM 8-K

                                      CURRENT REPORT


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                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                                 -------------------------

                            DATE OF REPORT: September 29, 1999
                             (Date of earliest event reported)


                                PHOTOGEN TECHNOLOGIES, INC.
                  (Exact name of registrant as specified in its charter)


          NEVADA                          0-23553                         36-4010347
(State or other jurisdiction       (Commission File Number)         (I.R.S. Employer of
incorporation or organization)                                       Identification No.)


               7327 OAK RIDGE HIGHWAY, SUITE B
               KNOXVILLE, TENNESSEE                                     37931
               (Address of principal executive offices)              (Zip Code)

                                      (423) 769-4011
                    (Registrant's telephone number including area code)

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ITEM 5.   OTHER EVENTS.

              Photogen Technologies, Inc. (the "Company") issued a press release announcing that the Company acquired an option to form a joint venture with Mary J.C. Hendrix, Ph.D.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The following exhibit is filed with this report:

99 Press release of the Company, dated September 29, 1999, announcing that the Company acquired an option to form a joint venture with Mary J.C. Hendrix, Ph.D.


                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Photogen Technologies, Inc.



                                         By:   /s/ John Smolik
                                             -----------------------------
                                             John Smolik, President
Date:     September 29, 1999


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                                  EXHIBIT INDEX

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Exhibit
No.                        Description
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
99                         Press release of the Company, dated September 29,
                           1999, announcing that the Company acquired an option to form a joint venture with Mary J.C. Hendrix, Ph.D.
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